[Letterhead of Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D.C. 20004-2415]

                                 April 23, 1999
VIA EDGARLINK

Board of Directors
Intramerica Life Insurance Company
9 Ramland Road
Orangeburg, NY 10962

Ladies and Gentlemen:

         We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of Post-Effective Amendment No. 10 to the registration statement on Form N-4 for Intramerica Variable Annuity Account (File No. 33-54116). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

           Very truly yours,

           Sutherland Asbill & Brennan LLP




           By:   /s/  Stephen E. Roth
                 --------------------
                 Stephen E. Roth